Exhibit 10.9





                       FIRST AMENDMENT OF CREDIT AGREEMENT

                                     BETWEEN

                            TRENDWEST RESORTS, INC.,

                                       AND

                       TRENDWEST SOUTH PACIFIC PTY. LTD.,
                                AS THE BORROWERS,

                            THE LENDERS NAMED HEREIN,
                                 AS THE LENDERS,

                          KEYBANK NATIONAL ASSOCIATION,
            AS LEAD ARRANGER AND ADMINISTRATIVE AGENT FOR THE LENDERS
                     AND AS LETTER OF CREDIT ISSUING LENDER,

                                       AND

                                  BANK ONE NA,
          AS SYNDICATION AGENT FOR THE LENDERS AND AS AUSTRALIAN LENDER



                          DATED AS OF JANUARY 19, 2001

                       FIRST AMENDMENT OF CREDIT AGREEMENT


        This First Amendment of Credit Agreement (the "Amendment") is made and entered into as of January 19, 2001, between TRENDWEST RESORTS, INC., an Oregon corporation ("Trendwest"), and TRENDWEST SOUTH PACIFIC PTY. LTD., a corporation organized and existing under the laws of the Commonwealth of Australia ("South Pacific"), each of the financial institutions shown on the signature pages to this Amendment (the "Lenders"), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Issuing Lender (as the case may be, the "Agent" or the "Issuing Lender"), and BANK ONE NA, as Syndication Agent and Australian Lender (the "Australian Lender").


                                    PREAMBLE


        1. Trendwest and South Pacific (collectively, the "Borrowers") entered into a Credit Agreement dated as of August 14, 2000 (the "Original Credit Agreement") pursuant to which the Lenders and Issuing Lender provided certain credit facilities to the Borrowers.

        2. In order to provide the Borrowers with additional operating flexibility, the Borrowers wish to obtain from the Lenders certain modifications of the Credit Agreement (collectively, the "Requested Modifications").

        3. The Agent, Lenders, Issuing Lender, and Australian Lender (collectively, the "Lender Parties") are willing to agree to the Requested Modifications on the terms set forth in this Amendment.

        4. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the meanings assigned to such terms in the Original Credit Agreement.


                               TERMS OF AMENDMENT

        NOW, THEREFORE, the Borrowers and Lender Parties agree as follows:

        1. The definition of "Eligible Inventory Amount" in Section 1.1 of the Original Credit Agreement is amended to read as follows:

               "Eligible Inventory Amount" as of any date during any Fiscal Year means the lesser of (a) 50% of the aggregate amount of Eligible Inventory or (b) Forty Million Dollars ($40,000,000).

        2. The definition of "Revolving Loan Limit" in Section 1.1 of the Original Credit Agreement is amended to read as follows:

               "Revolving Loan Limit" means a Dollar amount equal to the lesser of (a) the Revolving Commitment, or (b) an amount equal to the sum of the Eligible Inventory Amount plus 75% of the Dollar amount of Eligible Receivables.

        3. Clause (B) of the proviso to Section 2.1(e)(i) of the Original Credit Agreement is amended to read "with respect to any Australian Advance, the Australian Currency Equivalent of $100,000 and integral multiples of the Australian Currency Equivalent of $100,000 in excess of such amount."


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


        4. Exhibit C to the Original Credit Agreement is amended by (a) deleting Items IV.D. and IV.E., (b) re-lettering Item IV.F. as IV.D., and (c) amending
Item IV.F. to read "Revolving Loan Limit (Lesser of I.F. or IV.D.).

        5. As partial consideration for the Requested Modifications, the Borrowers represent and warrant to the Lender Parties as follows:

               (a) Corporate Authority; Conflict. The execution, delivery and performance by the Borrowers of this Amendment are within the Borrowers' corporate powers, have been duly authorized by all necessary corporate action, and require no action by or in respect of, or filing with, any governmental body, agency or official, and the execution, delivery and performance by the Borrowers of this Amendment do not contravene, or constitute a default under, any provision of applicable law or regulations or of the certificate or articles of incorporation or the bylaws of the Borrowers or any of their Subsidiaries or any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrowers or any of their Subsidiaries.

               (b) Enforceability. This Amendment constitutes the valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms, except as enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' remedies, and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (c) No Event of Default. No Possible Default or Event of Default has occurred and is continuing, and the representations and warranties of the Borrowers contained in the Original Credit Agreement and the other documents delivered pursuant to the Original Credit Agreement true and correct in all material respects as of the date of this Amendment as if made on the date of this Amendment.

               (d) Possible Claims and Defenses. The Borrowers have no claims or defenses against any person or entity that would or might affect (i) the enforceability of any provisions of the Original Credit Agreement, as modified by this Amendment (collectively, the "Amended Credit Agreement"), or (ii) the collectability of sums advanced by the Lender Parties pursuant to the Original Credit Agreement or the Amended Credit Agreement.

        6. The Lender Parties obligations under this Amendment are subject to satisfaction of the following conditions on or prior to the date on which this Amendment is executed by the Borrowers and the Lender Parties:

               (a) Resolutions. The Agent shall have received certified copies of the resolutions of the Borrowers' Boards of Directors approving the execution, delivery, and performance of this Amendment, together with evidence of the authority and specimen signatures of the persons who have signed the Amendment.

               (b) Opinion of Borrowers' Counsel. The Agent shall have received a legal opinion from Borrowers' counsel in form and substance satisfactory to the Agent.

               (c) Payment of Expenses. The Borrowers shall have reimbursed the Lender Parties for all legal fees and expenses incurred by the Lender Parties in connection with the preparation of this Amendment and any related documents.


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





               (d) Representations and Warranties. The representations and warranties set forth in Section 4 of this Amendment shall be true and correct.

               (e) Subordination Agreement. The Borrowers shall have executed and delivered to the Lender Parties a subordination agreement with respect to the JELD-WEN Debt, which agreement shall be in form and substance satisfactory to the Lender Parties, in their sole discretion.

               (f) Other Documents. The Lender Parties shall have received such other documents and instruments as they may reasonably request.

        7. Nothing in this Amendment will be construed to obligate the Lender Parties to consent to any further modification of the terms of the Original Credit Agreement, the Amended Credit Agreement or any other document.

        8. The Borrowers hereby acknowledge that it expects to receive no further accommodations from the Lender Parties, and that this Amendment will not be construed to create any course of dealing between the Borrowers and the Lender Parties.

        9. Except as expressly set forth in this Amendment, the execution, delivery, and performance of this Amendment will not operate as a waiver or amendment of any right, power, or remedy of the Lender Parties or the Borrowers under the Original Credit Agreement or any related document.

        10. Except as otherwise expressly set forth in this Amendment, all of the terms, conditions, and covenants of the Original Credit Agreement remain in full force and effect. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, TO EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        11. This Amendment may be executed and delivered in separate counterparts, all of which taken together will constitute one and the same instrument. Each party to this Amendment may accomplish such execution and delivery by signing a counterpart of this Amendment and sending such counterpart by facsimile to the other party. Upon the request of either party, the other party will deliver an executed original of this Amendment, provided, however, that the failure to deliver such original will not affect the validity, enforceability, and/or binding effect of this Amendment.

        This Amendment has been executed and delivered by duly authorized officers of the Borrowers and the Lender Parties, as of the date specified above.

BORROWERS:                                        LENDERS:

TRENDWEST RESORTS, INC.                           KEYBANK NATIONAL ASSOCIATION,
                                                  In its individual capacity as a Lender
                                                  and Issuing Lender

By   /s/ Tim O'Neil                               By   /s/  Cheryl L. Ebner
     ----------------------------                      ----------------------------
Its       Tim O'Neil                              Its  Cheryl L. Ebner, Senior Vice
      Chief Financial Officer                          President


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


TRENDWEST
SOUTH PACIFIC PTY. LTD.                           BANK ONE NA,
                                                  In its individual capacity as a Lender and
                                                  Australian Lender
By /s/  Tim O'Neil
     ----------------------------
            Tim O'Neil
      Director
                                                  By   /s/  Joseph R. Perdenza
                                                       ----------------------------
                                                  Its  Assistant Vice President


                                                  ADMINISTRATIVE AGENT:

                                                  KEYBANK NATIONAL ASSOCIATION,
                                                  as Administrative Agent


                                                  By   /s/  Cheryl L. Ebner
                                                       ----------------------------
                                                  Its  Cheryl L. Ebner, Senior Vice
                                                       President


                                                  SYNDICATION AGENT:

                                                  BANK ONE NA,
                                                  as Syndication Agent


                                                  By   /s/ Joseph R. Perdenza
                                                       ----------------------------
                                                  Its  Assistant Vice President


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